Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
On January 2, 2018, the Company issued 8,962 shares of common stock to the OpenKey redeemable noncontrolling interest holder in connection with the purchase of 519,647 shares of the outstanding membership interests in OpenKey, Inc. The common stock was issued pursuant to the exemption from the registration requirements under the Securities Act of 1933, as amended provided under Section 4(a)(2) thereunder.
On January 8, 2018, we entered into an equity distribution agreement with B. Riley FBR, Inc., acting as sales agent (the “Equity Distribution Agreement”). Pursuant to the Equity Distribution Agreement, we may sell from time to time through the sales agent shares of our common stock having an aggregate offering price of up to $20.0 million. Sales of shares of our common stock, if any, may be made in negotiated transactions or transactions that are deemed to be “at-the-market” offerings as defined in Rule 415 of the Securities Act. We will pay the sales agent a commission, which in each case shall not be more than 2.0% of the gross sales price of the shares of our common stock sold through the sales agent. As of December 31, 2017, no shares of our common stock have been sold under this program.
On January 16, 2018, Ashford Inc. invested an additional $1.3 million in OpenKey. OpenKey is a hospitality focused mobile key platform that provides a universal smartphone app for keyless entry into hotel guestrooms. See notes 1, 2, 13, 14 and 17 to our consolidated financial statements.
On January 16, 2018, the Company closed on the acquisition of certain assets related to RED Hospitality & Leisure LLC ("RED") for $970,000 cash, comprised of a $750,000 deposit paid on December 11, 2017, which is reflected on our consolidated balance sheet as “other assets” as of December 31, 2017, and an additional $220,000 paid on January 16, 2018. The Company owns an 80% interest in RED, a premier provider of watersports activities and other travel and transportation services in the U.S. Virgin Islands.
On February 27, 2018, the board of directors approved and adopted the Second Amended and Restated Bylaws of the Company, which contains a provision that requires stockholders to meet certain ownership thresholds to initiate claims on behalf of the Company or against the Company or one of its directors of officers. The new provision will be submitted to a vote of the company’s stockholders at the company’s 2018 Annual Meeting of Stockholders with the intent that the new provision will be rescinded if not approved at such meeting.
On March 1, 2018, the Company entered into a $35.0 million senior revolving credit facility with Bank of America, N.A. The credit facility provides for a three-year revolving line of credit and bears interest at a range of 3.0% to 3.50% over LIBOR, depending on the leverage level of the Company. There is a one-year extension option subject to the satisfaction of certain conditions. The new credit facility includes the opportunity to expand the borrowing capacity by up to $40.0 million to an aggregate size of $75.0 million.